SUMMARY PROSPECTUS | November 28, 2025

Virtus AlphaSimplex Managed Futures ETF

(Ticker: ASMF)

a series of

VIRTUS ETF TRUST II

The Virtus AlphaSimplex Managed Futures ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated November 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Virtus AlphaSimplex Managed Futures ETF (the “Fund”) seeks to generate positive absolute returns over time.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.80%
Acquired Fund Fees and Expenses[2]	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses[3]	0.80%

(1)The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser, Virtus Alternative Investment Advisers, LLC (the “Adviser”) pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2) “Acquired Fund Fees and Expenses” have been restated to reflect current fees.

(3)The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees & Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to generate positive absolute returns (i.e., total returns that are earned from an investment over time) consistent with the risk/return characteristics of the managed futures industry. It is an actively managed ETF.

AlphaSimplex Group, LLC (“AlphaSimplex”), the Fund’s sub-adviser, uses proprietary quantitative models designed to capture the overall positioning and risk/return characteristics of the managed futures industry. AlphaSimplex believes that investor behavior can lead to trends (or momentum) in market prices and that managers within the managed futures industry are able to benefit from such persistent price trends by actively trading in futures markets. The Fund’s principal investment strategy combines (i) replication techniques (i.e., mathematical techniques for identifying which trends appear to be attracting the most attention among managed futures managers) with (ii) quantitative trend models and risk management approaches (i.e., techniques generally similar to those that managed futures managers use to identify trends to invest in), in an effort to generate returns that are broadly representative of the managed futures industry. As with the portfolios of many managed futures managers, the resulting strategy seeks to capture time-varying opportunities, across a range of different asset classes, held both long and short. AlphaSimplex believes that this combination of techniques, together with active risk management, may allow the Fund to earn a positive expected return overtime that is also representative of the overall managed futures industry.

Under normal market conditions, AlphaSimplex typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its strategy. These market exposures, which are expected to change over time, primarily include exposures to the returns of U.S. and non-U.S. equity and fixed-income securities and securities indices, currencies, and commodities. More specifically, such equity exposures represent equity indices from various countries or groups of countries (including emerging market countries), fixed-income exposures represent benchmark government securities in various developed markets, currency exposures represent the values of various foreign currencies relative to the U.S. dollar, and commodity exposures represent benchmarks within the agriculture, livestock, base metals, precious metals, and energy commodity sectors. AlphaSimplex will have great flexibility to allocate the Fund’s derivatives exposure among various securities, indices, currencies, commodities and other instruments; the amount of the Fund’s assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. The Fund may take long and/or short positions in these instruments. A “short” exposure will benefit when the asset class underlying the derivatives position decreases in price. A “long” exposure will benefit when the asset class underlying the derivatives position increases in price. AlphaSimplex will scale the notional exposure of the Fund’s derivatives positions with the objective of targeting a relatively stable level of annualized volatility for the Fund’s overall portfolio (meaning, as volatility in a particular asset class rises, AlphaSimplex will generally reduce notional exposure to that asset class and increase notional exposure to a less volatile asset class). AlphaSimplex currently targets an annualized volatility level in line with the managed futures industry (as measured by standard deviation of the industry’s returns). The standard deviation is a measure of how dispersed the data are in relation to the average data point. For a particular time period, the standard deviation of the Fund’s returns is, therefore, a measure of how dispersed daily fund returns are relative to the average daily fund return during this period.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to seek to gain its exposure to commodities and commodity-related derivatives by investing in a wholly owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The strategies and risks described herein for the Fund are therefore also applicable to the Subsidiary.

Under normal market conditions, it is expected that no more than 25% of the Fund’s total assets will be dedicated to initial and variation margin payments relating to the Fund’s derivative transactions, including those held by the Subsidiary. The gross notional value of the Fund’s derivative investments, however, will generally exceed 25% of the Fund’s total assets, and may significantly exceed the total value of the Fund’s assets. The Fund expects that under normal market conditions it will invest at least 75% of its total assets in money market instruments (specifically, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) and other short-term, high-quality investment-grade, U.S.-dollar denominated securities (such as bankers’ acceptances, certificates of deposit, commercial paper, loan participations, repurchase agreements and time deposits) (the “Cash-Equivalent Portfolio”), although the Fund may invest less than this percentage. AlphaSimplex will determine the percentage of the Fund’s assets that will be invested in the Cash-Equivalent Portfolio at any time. The assets allocated to the Cash-Equivalent Portfolio will be used primarily to serve as margin or collateral for the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity.

The percentage amounts set forth above pertaining to investments in the Cash-Equivalent Portfolio and initial and variation margin payments are not investment restrictions and the Fund may deviate from those stated amounts from time to time depending upon market conditions and other factors.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus any borrowings for investment purposes) in futures contracts. The Fund may also engage in active and frequent trading of securities and other instruments, including derivatives.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Risks of Investing in a Managed Futures ETF. Investment in Shares of the Fund involves unique risks that may be different from those associated with investments in more traditional asset classes, including liquidity risk and the potential for amplified losses or gains.

Derivatives Risk. Derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.

Risks of Utilizing a Trend-Following Strategy. Although the Fund seeks positive absolute returns over time, it is likely that the Fund’s investment returns may be volatile over short periods of time and may underperform during periods of strong market performance.

Volatility Management Risk. The Fund’s actual or realized volatility may materially exceed its target volatility, which would increase the risk of investing in the Fund. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and expose the Fund to additional costs.

Equity Securities Risk. The value of the stocks to which the Fund has exposure may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style of company may enhance that risk.

Debt Securities Risks. Fixed income and other debt securities are subject to credit risk, interest rate risk, maturity risk and yield curve risk, among other risks. These risks could affect the value of the fixed income securities to which the Fund has exposure, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than having exposure to other types of investments.

•Credit Risk. If the issuer of a fixed income security fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

•Maturity Risk. The value of fixed income securities is dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. Yield curve risk refers to the risk that changes in interest rates may affect yields of fixed-income securities differently for securities with different maturities. If the yield curve flattens, then the spread between long- and short-term yields narrows and if the yield curve steepens, then the spread between long- and short-term yields increases.

Foreign Currency Transactions Risk. The Fund’s transactions with respect to foreign currency may not be successful or have the effect of limiting gains from favorable market movements.

Commodity and Commodity-linked Instruments Risk. Commodities and commodity-linked instruments will subject the Fund’s portfolio to greater volatility than investments in traditional securities, and will depend upon factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Commodity-linked instruments may experience returns different from the commodity they attempt to track and may also be exposed to counterparty risk.

Allocation Risk. If the Fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the Fund’s allocation is not optimal for market conditions at a given time, the Fund’s performance may suffer.

Counterparty Risk. There is risk that a party upon whom the Fund relies to complete a transaction will default.

Foreign Investments Risk. Investing in loans or securities of foreign issuers subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the reference assets of the Fund’s derivative investments trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of a reference asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Emerging Markets Investments Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Leverage Risk. When the Fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, the Fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the Fund’s value may increase.

Liquidity Risk. Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.

Active Management Risk.  The Fund is actively managed and its performance reflects the investment decisions that AlphaSimplex makes for the Fund. AlphaSimplex’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

Operational and Technology Risks. Human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning that affect the Fund’s service providers, may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Market Risk. The value of the securities to which the Fund has exposure may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Non-U.S. Government Securities Risk. Non-U.S. government securities are subject to repayment and default risks. In addition, in the event of default, there may be no legal or bankruptcy process by which such defaulted government debt may be collected in whole or in part.

Active and Frequent Trading Risk. Active and frequent trading may result in high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains.

Quantitative Model Risk. Investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

Subsidiary Risk. The Subsidiary is not registered, nor subject to the investor protections, under the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in applicable tax laws could result in the inability of the Fund and/or the Subsidiary to operate as described herein.

Cash-Equivalent Portfolio Risk. The Fund is not a “money market” fund and will not seek to maintain a stable net asset value (“NAV”). Accordingly, the value of the Cash-Equivalent Portfolio and the Shares may decrease.

U.S. Government Securities Risk. U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the Shares.

Valuation Risk. This is the risk that the Fund has valued certain securities or positions at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and it cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Cash Transactions Risk. The Fund expects that creations and redemptions may, at times, be effected primarily or entirely for cash, rather than primarily for in-kind securities. Accordingly, investments in Shares may be less tax-efficient than an investment in an ETF that generally distributes portfolio securities entirely in-kind. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value to the extent not offset by the transaction fee payable by an Authorized Participant.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

•National Closed Market Trading Risk.  To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). The impact of a closed foreign market on a Fund is likely to be greater where a large portion of a Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs that don›t hold foreign securities.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads, and may be delisted if it does not meet certain conditions of the Exchange, which could negatively impact the value of the Fund.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Alternative Investment Advisers, LLC (the “Adviser”) is the Fund’s investment adviser. Virtus ETF Trust II (the “Trust”) and the Adviser have engaged AlphaSimplex Group, LLC (“AlphaSimplex”) as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). AlphaSimplex is an affiliate of the Adviser.

Portfolio Managers

The following employees of AlphaSimplex are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in 2024: Alexander D. Healy (since May 2024), Kathryn M. Kaminski (since May 2024); and Tansu Demirbilek (since September 2025).

PURCHASE AND SALE OF FUND SHARES

The Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, AlphaSimplex or their affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.